UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 2 to Form 8-K (“Amendment No. 2”) amends Amendment No. 1 to Form 8-K filed by Advent Technologies Holdings, Inc. on September 17, 2021 (“Amendment No. 1”), which amended and restated the Form 8-K filed on September 1, 2021 (the “Original Report”).  This Amendment No. 2 is being filed to provide the status of filing the financial statements of the Target Companies (as defined below) as required by Item 9.01 of Form 8-K.  This Amendment No. 2 amends Item 2.01 and includes additional information under Item 8.01.  Other than as set forth in this Introductory Note, no changes have been made to Amendment No. 1.

Item 2.01	Financial Statements and Exhibits.

As previously reported in the Original Report, effective at 6:00 p.m. eastern time on August 31, 2021 (the “Closing Date”), pursuant to the previously announced Share Purchase Agreement (the “Purchase Agreement”), dated as of June 25, 2021, by and between Advent Technologies Holdings, Inc. (the “Company” or the “Buyer”) and F.E.R. fischer Edelstahlrohre GmbH, a limited liability company incorporated under the Laws of Germany (the “Seller”), the Company acquired (the “Acquisition”) all of the issued and outstanding equity interests in SerEnergy A/S, a Danish stock corporation and a wholly-owned subsidiary of the Seller (“SerEnergy”) and fischer eco solutions GmbH, a German limited liability company and a wholly-owned subsidiary of the Seller (“FES” and together with SerEnergy, the “Target Companies”), together with certain outstanding shareholder loan receivables.

As consideration for the transactions contemplated by the Purchase Agreement, on the Closing Date, the Company paid to the Seller €15,000,000 in cash and on August 30, 2021, the Company issued to the Seller 5,124,846 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”). For further information regarding the terms of the Purchase Agreement, see the description contained in Item 1.01 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 25, 2021.

The Company intends to file a resale shelf registration statement on Form S-1 to register for resale under the Securities Act of 1933, as amended, the shares of Common Stock issued to the Seller in connection with the Acquisition.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The terms of the Purchase Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Purchase Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and disclosure schedules to the Purchase Agreement. Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

As previously reported on Amendment No. 1, we are required to file an amendment to our Current Report on Form 8-K which we filed with the SEC on September 1, 2021 reporting the completion of our acquisition of the Target Companies, to provide the audited financial statements of the Target Companies and the pro forma financial information specified by Item 9.01 of Form 8-K, no later than 71 calendar days after the date that the Original Report on Form 8-K was required to be filed with the SEC (i.e., by November 15, 2021).  We are required to file audited financial statements of each of SerEnergy and FES for the years ended December 31, 2020 and 2019 and unaudited interim financial statements for the six month periods ended June 30, 2021 and 2020.

Based on our current assessment of the status of the preparation of such financial statements, we have determined that we are not able to file the required financial statements and financial information by the aforementioned due date.   In connection with the preparation of audited financial statements of the Target Companies, the Company has determined that the SerEnergy financial statements need to be reconciled from Danish GAAP to U.S. GAAP, and the FES financial statements, in addition to requiring an audit of the German GAAP financial statements, need to be reconciled from German GAAP to U.S. GAAP, with the reconciliation to U.S. GAAP for each entity also requiring an audit.  Lastly, as the Target Companies had not previously prepared interim financial statements, those are in process of being prepared as well.  Based on our understanding of the progress of the preparation of the audited financial statements of the Target Companies, we currently believe that our receipt of the audited financial statements and their filing with the SEC along with the pro forma financial information as required by Item 9.01 of Form 8-K, will occur within the next four to six weeks.

We cannot assure you, however, that this projection of the timing of that filing, a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995, will actually occur or that we will be able to file the requisite financial statements and financial information in a matter of days, weeks or months. Issues of which we are presently unaware may be raised requiring further investigation, examination, reconstruction or reconciliation of financial records of the Target Companies or other matters or circumstances may arise that, under generally accepted audited standards, require additional consideration or revised disclosure before the auditing firm is in a position to deliver its audit report on the financial statements of the Target Companies. These matters or circumstances, or others, which will not be known except through the passage of time, would delay our filing of the required financial statements and information.

Item 8.01	Other Events.

The information contained in Item 2.01 is hereby incorporated into this Item 8.01.

You should carefully consider and evaluate all of the information in this Report in combination with the more detailed description of our business, the acquisition and the risks associated with it in in our Quarterly Report on Form 10-Q for the Quarter ended September 30, 2021, which we filed with the SEC on November 15, 2021. As a result of our inability to file an amendment to our Current Report on Form 8-K providing audited financial statements of the Target Companies and the pro forma financial information specified by Item 9.01 of Form 8-K by the requisite due date, there has been a material change in our Risk Factors, as set forth below:

As we were unable to file an Amendment to our Form 8-K reporting the completion of our acquisition of SerEnergy and FES containing their audited consolidated financial statements and the Pro Forma Financial Information required by Item 9.01 of Form 8-K by the required due date, we are no longer in compliance with our reporting obligations under the Exchange Act of 1933, as amended (the “Exchange Act”).

On September 1, 2021, within the period required by SEC rules, we filed with the SEC a Current Report on Form 8-K reporting the completion of our acquisition of SerEnergy and FES on August 31, 2021.  Under Item 9.01 of Form 8-K, we were required to include the audited consolidated financial statements for each of SerEnergy and FES and pro forma financial information in the form and for the periods specified in Regulation S-X, the SEC’s regulation containing the rules governing the form and content of financial statements for public companies, in an amendment to that Form 8-K that was due by November 15, 2021 (71 days after the date that our initial Report on Form 8-K must be filed as a result of our acquisition of the Target Companies).

Our inability to obtain such information by the November 15, 2021 deadline has resulted in noncompliance with our reporting obligations under the Exchange Act. Such noncompliance, in turn:

•
has, in the absence of a waiver from the SEC, rendered us ineligible for 12 months to use the SEC’s short-form registration statement on Form S-3 to register the issuance of our securities for any capital raising activities;

•	will make, in the absence of a waiver from the SEC, during the period that we are ineligible to use S-3, our existing S-1 registration statements more expensive and time consuming to maintain; and

•
could, depending on when the financial statements of the Target Companies become available and we file them along with other required financial information regarding our acquisition of the Target Companies, have other material and adverse consequences that are summarized below.

Until the date on which the audited financial statements and the pro forma financial information specified by Item 9.01 of Form 8-K are filed with the SEC, no new registration statement that we file with the SEC seeking to register our securities for issuance, sale or resale, including for capital raising transactions, additional acquisitions or for our employee benefit programs, will be declared effective by the SEC and thus our capital raising activities and ability to provide new equity incentives to our employees will be substantially curtailed during that period.

Our failure to comply may lead to the delisting of our Common Stock and Warrants from the NASDAQ Capital Market and/or cause us other adverse consequences.

At some point until we file the audited financial statements of the Target Companies and the pro forma financial information relating to our acquisition of the Target Companies, we expect to receive a notification of deficiency from Nasdaq indicating that we are not in compliance with the Nasdaq continued listing requirements set forth in Rule 5250(c)(1) because of our failure to timely comply with Item 9.01 of Form 8-K. Upon receipt of such notification, we will be required under the rules of the Nasdaq Stock Market to issue a press release and file with the SEC a Current Report on Form 8-K pursuant to Item 3.01 reporting such notification.   In connection with the failure to timely file pursuant to Rule 5250(c)(1), the Nasdaq notice will provide the Company with 60 calendar days to submit a plan to regain compliance with the listing standard. Nasdaq may extend this deadline for up to an additional 15 calendar days upon good cause shown and may request such additional information from the Company as is necessary to make a determination regarding whether to grant such an extension.  The maximum additional time provided by all exceptions granted by Nasdaq for a filing deficiency is 180 calendar days from the due date of the first late periodic report (as extended by Rule 12b-25 under the Act, if applicable). In determining whether to grant an exception, and the length of any such exception, Nasdaq will consider, and the Company should address in its plan of compliance, the Company's specific circumstances, including the likelihood that the filing can be made within the exception period, the Company's past compliance history, the reasons for the late filing, corporate events that may occur within the exception period, the Company's general financial status, and the Company's disclosures to the market. This review will be based on information provided by a variety of sources, which may include the Company, its audit committee, its outside auditors, the staff of the SEC and any other regulatory body.

Although we intend to file the audited financial statements and pro forma financial information within four to six weeks, we may not be able to convince Nasdaq to allow the continued listing of our Common Stock and Warrants until we are able to satisfy our reporting obligations under the Exchange Act by filing the requisite financial statements and pro forma financial information and thus the listing of our Common Stock and Warrants on Nasdaq may be terminated for such noncompliance. If our Common Stock and Warrants are delisted from Nasdaq, public trading, if any, in our Common Stock and Warrants would be limited to the over-the-counter market. Consequently, the liquidity of our Common Stock and Warrants could be impaired and the ability of holders to sell our securities could be adversely affected as would our ability to raise additional capital. Even if we thereafter obtain the requisite financial statements of the Target Companies, we may not be able to satisfy Nasdaq’s initial listing requirements necessary to relist our securities on Nasdaq or to satisfy the initial listing criteria to list our securities on any other securities exchange and thus may not be able to re-establish an active trading market for our securities promptly.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “could,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including the Company’s plans and expectations with respect to the acquisition, the anticipated benefits of the acquisition and the anticipated schedule on when required financial statements will be filed with the SEC. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the business will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the acquisition on the market price of Advent’s common stock and on Advent’s operating results; significant transactions costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the acquisition; risks related to the inability to file the requisite financial statements of the Target Companies as required by Form 8-K; risks related to failure to comply with Nasdaq listing rules, including risk of the delisting of our securities; and risks of which we are presently unaware that may be raised requiring further investigation, examination, reconstruction or reconciliation of financial records of the Target Companies or other matters or circumstances that may arise that under generally accepted audited standards require additional consideration or revised disclosure before the auditing firm is in a position to deliver its audit report on the financial statements of the Target Companies. A further description of risks and uncertainties including, among others, the Company’s ability to realize the benefits from the business combination; the Company’s ability to maintain the listing of the Company’s common stock on Nasdaq; future financial performance; public securities’ potential liquidity and trading; impact from the outcome of any known and unknown litigation; ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures; future mix of revenue and effect on gross margins; attraction and retention of qualified directors, officers, employees and key personnel; ability to compete effectively in a competitive industry; ability to protect and enhance our corporate reputation and brand; expectations concerning our relationships and actions with our technology partners and other third parties; impact from future regulatory, judicial and legislative changes to the industry; ability to locate and acquire complementary technologies or services and integrate those into the Company’s business; future arrangements with, or investments in, other entities or associations; and intense competition and competitive pressure from other companies worldwide in the industries in which the Company will operate; and other risks identified under the heading “Risk Factors” are set forth in our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 20, 2021, as well as the other information we file with the SEC, including filings on Current Reports on Form 8-K. We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Kevin Brackman
Dated: November 15, 2021		Name:	Kevin Brackman
		Title:	Chief Financial Officer